Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CASE NO.: 03-14358 (BRL)

CHAPTER 11

DEBTOR:	UPC POLSKA, INC.

MONTHLY OPERATING STATEMENT FOR THE PERIOD FROM NOVEMBER 1, 2003

TO NOVEMBER 30, 2003

DEBTOR’S ADRESS:	4643 ULSTER STREET, SUITE 1300, DENVER, COLORADO

MONTHLY DISBURSEMENTS: $9,974

DEBTOR’S ATTORNEY:	BAKER & McKENZIE

MONTHLY OPERATING PROFIT/ (LOSS): $0

REPORT PREPARER: Joanna Nieckarz

The undersigned, having reviewed the attached report and being familiar with the Debtor’s financial affairs, verifies under penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: December 12, 2003	/s/ JOANNA NIECKARZ
	Name:	Joanna Nieckarz
	Title:	Chief Financial Officer

UPC POLSKA, INC.

(DEBTOR-IN-POSSESION)

PARENT ONLY FINANCIAL STATEMENTS

BALANCE SHEET

(STATED IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE DATA)

(UNAUDITED)

As of November 30, 2003
ASSETS
Cash and cash equivalents	$35,765
Due from the Company’s affiliates	194,257
Other current assets	63
Investments in affiliated companies	—
Total assets	$230,085

LIABILITIES AND SHAREHOLDER’S DEFICIT

Liabilities not subject to compromise:
Accounts payable and accrued expenses	$7,133
Total liabilities not subject to compromise	7,133

Liabilities subject to compromise:
Accounts payable and accrued expenses	400
Due to UPC and its affiliates (1)	4,435
Notes payable and accrued interest to RCI	6,139
Notes payable and accrued interest to UPC and its affiliates (2)	481,737
UPC Polska Notes (3)	456,992
Total liabilities subject to compromise	949,703

Total liabilities	956,836

Stockholder’s deficit:
Common stock, $.01 par value; 1,000 shares authorized, issued and outstanding as of November 30, 2003	—
Paid-in capital	933,151
Accumulated deficit	(1,659,902)
Total stockholder’s deficit	(726,751)

Total liabilities and stockholder’s deficit	$230,085

The accompanying notes are an integral part to these financial statements.

(1)          The balance due to UPC and its affiliates is denominated in Euros. The change in this item relates to unrealized foreign exchange.

(2)          The notes payable and accrued interest to UPC and its affiliates amount includes unpaid accrued and capitalized interest owing to UPC Telecom and Belmarken of $141.2 million.

(3)          Prior to the Petition Date, the Company’s 2008, 2009 and Series C Senior Discount Notes (reflected as UPC Polska Notes on the balance sheet) were carried on the Company’s books at an amount higher than accreted value as a result of purchase accounting adjustments recorded when UPC N.V. acquired the Company.  The UPC Polska Notes amount reflects the write-down of these notes to their accreted value on the Petition Date.

UPC POLSKA, INC.

(DEBTOR-IN-POSSESION)

PARENT ONLY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(STATED IN THOUSANDS OF U.S. DOLLARS)

(UNAUDITED)

For the period from November 1 to November 30, 2003

Operating income/(loss)	—

Interest and investment income, third party	8
Equity in net losses of affiliated companies	(8,718)
Foreign exchange gain, net (1)	6,169
Non-operating expense, net	(141)
Loss before income taxes and reorganization items	(2,682)

Reorganization items
Professional fees	(1,885)
Total reorganization items	(1,885)

Loss before income taxes	(4,567)

Income tax expense	—

Net loss	$(4,567)

The accompanying notes are an integral part to these financial statements.

(1)          Foreign exchange gain, net relates mainly to unrealized currency exchange gains on the Company’s loans to affiliated companies. The foreign exchange gain, net is a non-cash gain.

UPC POLSKA, INC.

(DEBTOR-IN-POSSESION)

PARENT ONLY FINANCIAL STATEMENTS

CASH FLOW STATEMENT

(STATED IN THOUSANDS OF U.S. DOLLARS)

(UNAUDITED)

For the period from November 1 to November 30, 2003
Cash flows from operating activities:
Net loss	$(4,567)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in net losses of affiliated companies	8,718
Unrealized foreign exchange gain	(6,169)
Changes in operating assets and liabilities:
Due from the Company’s affiliates	(8)
Other current assets	3
Accounts payable and accrued expenses	2,022
Net cash used in operating activities	$(1)

Cash flows from investing activities:	—
Net cash used in investing activities	—

Cash flows from financing activities:	—
Net cash provided by financing activities	—

Net decrease in cash and cash equivalents	(1)

Cash and cash equivalents at beginning of period	35,766
Cash and cash equivalents at end of period	$35,765

Supplemental cash flow information:
Cash paid for interest	—
Cash paid for income taxes	$—

The accompanying notes are an integral part to these financial statements.

UPC POLSKA, INC.

(DEBTOR-IN-POSSESION)

NOTES TO PARENT ONLY FINANCIAL STATEMENTS

(UNAUDITED)

1.              General

UPC Polska, Inc. (“the Company”), formerly known as @Entertainment, Inc., is a group holding company established in May 1997. The Company has ownership interests in approximately twenty-two direct and indirect subsidiaries (such subsidiaries, collectively with UPC Polska, the “UPC Polska Group”). None of the Company’s subsidiaries have commenced insolvency proceedings and they continue to operate outside of bankruptcy in the ordinary course of business. The UPC Polska Group owns and operates one of the largest cable television systems in Poland with approximately 1,870,700 homes passed and approximately 987,500 total subscribers.

2.              Basis of Presentation

The accompanying parent only financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). The interim unaudited parent only financial statements should be read in conjunction with the audited consolidated financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC (the “2002 Annual Report”). The interim financial results are not necessarily indicative of the results of the full year. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Activity related to the Company’s subsidiaries is included on the balance sheet as “investments in affiliated companies”. Not all actual information with respect to the financial statements of the Company was available at the date of preparation of parent only financial statements.  The Company, therefore, used its best estimates for certain items and, as a result, the actual financial information may differ from the information presented in this report.

As a result of entering into the Chapter 11 proceeding on July 7, 2003, the Company’s financial statements have also been prepared in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”). SOP 90-7 requires an entity to distinguish pre-petition liabilities subject to compromise from postpetition liabilities on its balance sheet.  In the accompanying unaudited balance sheet, the caption “liabilities subject to compromise” reflects the Company’s best current estimate of the amount of pre-petition claims that will be restructured in the Debtor’s Chapter 11 case.  In addition, the statement of operations should portray the results of operations of the reporting entity during the Chapter 11 proceedings.  As a result, any revenues, expenses, realized gains and losses and provisions resulting from the reorganization and restructuring of the organization are reported separately as reorganization items.

3.              Bankruptcy filing

On July 7, 2003, the Company filed a voluntary petition for relief under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 03-14358 (BRL)). On July 8, 2003, the Company filed a pre-negotiated plan of reorganization (“Plan of Reorganization”) and on July 28, 2003, the Company filed a disclosure statement (“Disclosure Statement”) with the Bankruptcy Court. On October 27, 2003 the Company filed a first amended Plan of Reorganization and a related first amended Disclosure Statement. The Plan of Reorganization contemplates a restructuring of the Company’s balance sheet. For more information about the Plan of Reorganization and the restructuring of the Company, please see the first amended Disclosure Statement, which was filed as an exhibit to the Company’s Form 8-K, dated October 27, 2003.

As a result of the Company’s filing for relief under Chapter 11, all the Company’s outstanding debt became due and payable. The Company is entitled to various protections under the Bankruptcy Code, including an automatic stay which, subject to certain exceptions, prohibits creditors from taking actions to collect or enforce claims against the Company during the pendency of the Chapter 11 proceeding.

4.              Due from affiliates

The Company recorded a valuation reserve against its receivables due from affiliates to reflect an estimate of the change in value of these receivables.

5.              Investments

The Company has accounted for investments in affiliated companies using the equity method. Under this method, the investment, originally recorded at cost, is adjusted to recognize the Company’s proportionate share of net earnings or losses of the affiliates, limited to the extent of the Company’s investment in its affiliates.

6.              Cash

In the period from November 1 to November 30, 2003, cash payments totaling $9,974 were made with respect to SEC reporting, claims agent fees, indenture trustee services and PR services. The Company had cash receipts totaling $8,314 which represent interest earned on cash balances held in banks.

7.              Taxation

During the period from November 1, 2003 to November 30, 2003, the Company did not have any Federal, State or Local taxes collected, due, received or withheld.

8.              Insurance

All insurance policies in place for the Company have been fully paid for the current period. The Company, as a holding company, has no employees and, thus, does not have workers compensation and disability insurance policies.